UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

August 8, 2019

Date of Report (Date of earliest event reported)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13958	13-3317783
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Hartford Plaza, Hartford, Connecticut 06155

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (860) 547-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	HIG	The New York Stock Exchange
6.10% Notes due October 1, 2041	HIG 41	The New York Stock Exchange
7.875% Fixed-to-Floating Rate Junior Subordinated Debentures due 2042	HGH	The New York Stock Exchange
Depositary Shares, Each Representing a 1/1,00th Interest in a Share of 6.000% Non-Cumulative Preferred Stock, Series G, par value $0.01 per share	HIG PR G	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events

On August 8, 2019, The Hartford Financial Services Group, Inc. (the “Company”) issued a press release announcing that it has commenced a cash tender offer (the “Tender Offer”) for any and all of the outstanding aggregate principal amount of (1) its 5.125% Senior Notes due 2022 and (2) the 5.75% Senior Notes due 2023 issued by The Navigators Group, Inc. (“Navigators”). A separate offer is being made for each of the two series of notes. Navigators is a wholly-owned subsidiary of the Company.

The Tender Offer is being conducted on the terms and conditions set forth in an offer to purchase, dated August 8, 2019, and a related letter of transmittal and notice of guaranteed delivery. The Tender Offer is subject to a number of conditions (including a financing condition) that may be waived or changed. The Company is commencing an offering of senior notes to finance the Tender Offer, pursuant to an effective shelf registration statement. Assuming that such offering is completed, the Company and Navigators currently intend to, but are not obligated to, issue on August 19, 2019 notices of redemption in respect of their respective series of notes that are the subject of the Tender Offer.

This Current Report on Form 8-K shall not constitute a notice of redemption. This Current Report on Form 8-K is neither an offer to purchase nor the solicitation of an offer to sell any notes. In addition, this Current Report on Form 8-K is neither an offer to sell nor the solicitation of an offer to buy any securities.

A copy of the August 8, 2019 press release is attached as Exhibit 99.1 to this report and is hereby incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

Exhibit No.

99.1	Press Release of The Hartford Financial Services Group, Inc. dated August 8, 2019

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 8, 2019

The Hartford Financial Services Group, Inc.

By:	/s/ David C. Robinson
Name:	David C. Robinson
Title:	Executive Vice President and General Counsel

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